UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2005
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                            ICONIX BRAND GROUP, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                     0-10593                   11-2481093
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  (State or Other                (Commission                (IRS Employer
   Jurisdiction of               File Number)              Identification No.)
   Incorporation)

    1450 Broadway, New York, NY                                    10018
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    (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (212) 730-0030
                                                     --------------


                    215 West 40th Street, New York, NY 10018
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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 Item 1.01 Entry into a Material Definitive Agreement


                  On October 28, 2005, Iconix Brand Group, Inc. (the "Company") entered into a new employment agreement with Deborah Sorell Stehr, the Company's Senior Vice President, General Counsel and Secretary that expires on December 31, 2007 and provides for her to receive a base salary for performance based upon a four-day work week as follows: (i) during the "First Year" (defined in the agreement as the period from October 28, 2005 through December 31, 2006), at the rate of $215,000 until January 1, 2006, and thereafter not less than $220,000 per annum, (ii) during the "Second Year" (defined in the agreement as the period January 1, 2007 through December 31, 2007), at the rate of not less than $230,000 per annum. Ms. Stehr is also entitled under the agreement to receive, and in accordance therewith was granted, ten-year immediately exercisable options under a Company stock option plan to purchase 60,000 shares of the Company's common stock at $8.03 per share. Under the agreement Ms. Stehr is also eligible for a bonus consistent with other executive officers pursuant to the Company's executive bonus program and to customary benefits, including participation in management incentive and benefit plans, a monthly car allowance of $1,500 and reasonable travel and entertainment expenses. The agreement provides that Ms. Stehr will receive an amount equal to $100 less than three times her annual compensation, plus accelerated vesting or payment of deferred compensation, options, stock appreciation rights or any other benefits payable to Ms. Stehr in the event that within twelve months of a "Change in Control", Ms. Stehr is terminated by the Company without "Cause" or Ms. Stehr terminates her agreement for "Good Reason", as such terms are defined in the agreement.






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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ICONIX BRAND GROUP, INC.
                                  (Registrant)


                                  By: /s/ Neil Cole
                                     ------------------------
                                     Neil Cole
                                     Chief Executive Officer


Date:   November 1 , 2005



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